UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2006

U.S. GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	0-9137	84-0796160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Kipling Street, Suite 100

Lakewood, CO 80215-1545

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code: (303) 238-1438

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement

On February 22, 2006, U.S. Gold Corporation (the “Company”) entered into an Agency Agreement with GMP Securities L.P. and Griffiths McBurney Corp. (“Agents”) pursuant to which the Agents agreed to act as the exclusive agent to offer and sell up to 16,700,000 subscription receipts (“Subscription Receipts”) on the Company’s behalf, on a best efforts agency basis, at a price of $4.50 per Subscription Receipt (the “Offering”). Each Subscription Receipt is convertible, subject to adjustments and penalties, without payment of any additional consideration into one unit (“Unit”) consisting of one share of the Company’s common stock and one-half common stock purchase warrant (“Warrant”). Pursuant to that Agency Agreement, the Company completed the sale of 16,700,000 Subscription Receipts on February 22, 2006 (the “Closing Date”) for total gross proceeds of $75,150,000. Subject to the satisfaction of certain conditions discussed in Item 2.01 below (the “Release Conditions”), 50% of the gross proceeds of the Offering (the “Escrow Funds”) will be held in escrow. Sales of the Subscription Receipts were made in transactions that were not registered under the Securities Act of 1933, as amended. See Item 3.02 below, Unregistered Sales of Equity Securities, for additional information about the securities sold in the Offering.

Pursuant to the terms of the Agency Agreement, the Company agreed to pay a cash commission and to issue compensation options (“Compensation Options”) to the Agents for their services rendered thereunder. The Company agreed to pay the Agents a cash commission equal to 7% of the gross proceeds of the offering, one-half of which was paid on the Closing Date and one-half of which plus accrued interest will be paid if the Escrow Funds are released to the Company. The Company also issued Compensation Options entitling the Agents to acquire, for no additional consideration, broker warrants (“Broker Warrants”) to acquire up to 1,002,000 Units at an exercise price of $4.50 per Unit for a period of 18 months from the Closing Date. The Agent shall be entitled to convert up to 501,000 of the Compensation Options (the “Initial Options”) at any time prior to August 22, 2007 (the “Conversion Deadline”). Any of the Initial Options not so converted, plus any of the remaining 501,000 Compensation Options, will be deemed converted upon satisfaction of the Release Conditions. In the event that the remaining Compensation Options are not converted by the Conversion Deadline, the remaining Compensation Options shall be void and of no further effect. The Company also agreed to reimburse the Agents for their reasonable expenses incurred in connection with the offering.

The Subscription Receipts were sold pursuant to a subscription agreement (“Subscription Agreement”) between the Company and each subscriber in the Offering. The Subscription Agreement summarized the Offering, described the Subscription Receipts and contained customary representations and warranties by the subscriber. Robert McEwen, Chairman of the Board, Chief Executive Officer and a principal shareholder of the Company, executed a Subscription Agreement and purchased 667,000 Subscription Receipts on the same terms as the other subscribers.

The Subscription Receipts were issued pursuant to the terms of a Subscription Receipt Indenture between the Company, GMP Securities and Equity Transfer Services Inc. of Toronto, Ontario, Canada (“ETS”) dated as of the Closing Date. Pursuant to the terms of the Subscription Receipt Indenture, ETS agreed to act as the Company’s agent and registrar for the transfer, exchange and conversion of the Subscription Receipts. As described in the Subscription Receipt Indenture, ETS will also hold the Escrow Funds in escrow pending satisfaction of the Release Conditions, or return of the Escrow Funds to the subscribers of the Subscription Receipts.

The Company also entered into a Warrant Indenture with ETS dated the Closing Date pursuant to which ETS agreed to act as the Company’s agent for transfer, exchange and exercise of the Warrants.

Item 2.01               Completion of Acquisition or Disposition of Assets

Pursuant to the terms of the Agency Agreement discussed above, the Company received net proceeds from the Offering of $34,944,750, after commissions but before deduction of expenses of the Offering. 50% of the gross proceeds of the offering are being held in escrow pending the satisfaction of the Release Conditions. The Release Conditions will be satisfied upon the last to occur of the following events: (i) the third business day after the date on which a final receipt has been issued for a final prospectus of the Company which qualifies the distribution of the securities underlying the Subscription Receipts in those provinces in Canada where the Subscription Receipts were sold; (ii) the completion and filing of a current technical report regarding the Tonkin Springs gold project that complies with National Instrument 43-101 – Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators; (iii) the common stock of the Company is listed for trading on the Toronto Stock Exchange; (iv) the declaration by the Securities and Exchange Commission of the effectiveness of a registration statement covering the securities underlying the Subscription Receipt and the Compensation Option; and (v) the delivery of a “10b-5” opinion to the Agent provided by United States counsel to the Company. The Company has agreed to use its commercially reasonable efforts to satisfy the Release Conditions as soon as possible. If and when the Release Conditions are satisfied, the Company will receive the balance of the proceeds. In the event that the Release Conditions are not satisfied within 12 months of the Closing Date, the Escrow Funds shall be returned to the holders of the Subscription Receipts in exchange for 50% of the outstanding Subscription Receipts held by each holder. The remaining 50% of the Subscription Receipts will be exchanged into Units not later than 18 months after the Closing Date.

Item 3.02               Unregistered Sales of Equity Securities

As stated above, the Company sold 16,700,000 Subscription Receipts on February 22, 2006 in a transaction that was not registered under the Securities Act of 1933. Each Subscription Receipt was sold for a price of $4.50 for total gross proceeds of $75,150,000. The Company agreed to pay a cash commission of 7% of the gross proceeds to the Agents, one-half of which was paid on the Closing Date and one-half of which plus interest will be paid upon satisfaction of the Release Conditions and release of the Escrow Funds from escrow.

Each Subscription Receipt is automatically convertible into one Unit, subject to adjustment and dilution penalties in certain instances, upon the satisfaction of the Release Conditions. Each Unit is comprised of one share of the Company’s common stock and one-half of one Warrant. Each whole Warrant entitles the holder thereof to purchase one share of common stock for a period of 5 years from the Closing Date at a price of $10.00. In the event that the Release Conditions are not satisfied on or before August 22, 2006, the Company has agreed that each Subscription Receipts shall be converted into 1.1 shares of common stock (instead of one share) and .55 Warrants (instead of one-half Warrant). If all the Subscription Receipts are converted into Units and all Warrants and securities issued or to be issued as compensation in the offering are exercised, a total of 26,553,000 shares of common stock will have been issued related to the Offering, exclusive of any penalty or adjustment in connection with the conversion of the Subscription Receipts.

The Subscription Receipts were sold by the Company in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 506 of Regulation D and in transactions that did not require registration pursuant to Rule 903 of Regulation S. Each subscriber of the Subscription Receipts in the United States was an “accredited investor” within the meaning of Rule 501. Further, the Company did not engage in any general solicitation or advertising in connection with the Offering and exercised reasonable care in connection with the Offering to ensure that the purchasers were not underwriters, including the placement of legends restricting transfer on certificates representing the securities. The remainder of the Subscription Receipts were sold to persons who were not in the United States at the time of purchase or who were not U.S. persons as defined in Rule 902. The Company did not engage in any directed selling efforts in the United States in connection with the Offering and placed legends on certificates representing the Subscription Receipts restricting transfer in accordance with Regulation S.

The descriptions in this report of contracts, agreements or other arrangements to which the Company is party are summaries only and are not necessarily complete. Reference is made to the complete text of each such document, filed as an exhibit or incorporated by reference herein. See Item 9.01, Financial Statements and Exhibits, below.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

	10.1	Agency Agreement between the Company, GMP Securities L.P. and Griffiths McBurney Corp. dated February 22, 2006.

	10.2	Subscription Receipt Indenture between the Company, GMP Securities L.P and Equity Transfer Services Inc. dated February 22, 2006.

	10.3	Warrant Indenture between the Company and Equity Transfer Services Inc. dated February 22, 2006.

	10.4	Compensation Option issued by the Company in favor of GMP Securities L.P. dated February 22, 2006.

	10.5	Form of Subscription Agreement between the Company and Subscribers

Cautionary Statement for Purposes of the “Safe Harbor “Provisions of the Private Securities Litigation Reform Act of 1995.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are sometimes identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such factors include, among others, the willingness and ability of third parties to honor their contractual obligations, the decisions of third parties over which the Company has no control, commodity prices, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company’s filings with the Securities and Exchange Commission. Many of these factors are beyond the Company’s ability to control or predict. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

10.1	Agency Agreement between the Company, GMP Securities L.P. and Griffiths McBurney Corp. dated February 22, 2006.

10.2	Subscription Receipt Indenture between the Company, GMP Securities L.P and Equity Transfer Services Inc. dated February 22, 2006.

10.3	Warrant Indenture between the Company and Equity Transfer Services Inc. dated February 22, 2006.

10.4	Compensation Option issued by the Company in favor of GMP Securities L.P. dated February 22, 2006.

10.5	Form of Subscription Agreement between the Company and Subscribers

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. GOLD CORPORATION

Date: February 27, 2006	By:	/s/ William F. Pass
William F. Pass, Vice President,
Chief Financial Officer and Secretary